Exhibit 99.3
                                 ------------
                Computational Materials and/or ABS Term Sheets

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                           Class 1A Available Funds Rate Schedule (1)
                                           ------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
                  Available Funds      Available Funds                        Available Funds     Available Funds
   Period            Rate (%)              Rate (%)              Period           Rate (%)           Rate (%)
--------------------------------------------------------     -----------------------------------------------------
                       (2)                   (3)                                   (2)                (3)
      1               6.730                 6.730                47               9.411              11.274
      2               6.729                 10.000               48               9.103              11.201
      3               6.728                 10.000               49               9.401              11.576
      4               6.951                 10.000               50               9.095              11.500
      5               6.726                 10.000               51               9.092              11.500
      6               6.957                 10.000               52               9.393              11.593
      7               6.734                 10.000               53               9.087              11.691
      8               6.734                 10.000               54               9.387              12.310
      9               7.456                 10.000               55               9.081              11.911
     10               6.734                 10.000               56               9.079              11.919
     11               6.961                 10.000               57              10.048              13.189
     12               6.738                 10.000               58               9.073              11.907
     13               6.964                 10.000               59               9.373              12.587
     14               6.739                 10.000               60               9.068              12.316
     15               6.740                 10.000               61               9.367              12.722
     16               6.964                 10.000               62               9.062              12.305
     17               6.739                 10.000               63               9.059              12.299
     18               6.970                 10.000               64               9.358              12.702
     19               6.811                 10.000               65               9.054              12.286
     20               6.833                 10.000               66               9.352              12.689
     21               7.574                 10.000               67               9.048              12.273
     22               6.875                 10.000               68               9.045              12.266
     23               7.435                 10.000               69              10.011              13.573
     24               7.332                 10.000               70               9.039              12.253
     25               7.601                 10.000               71               9.338              12.654
     26               7.355                 10.000               72               9.033              12.239
     27               7.355                 10.000               73               9.331              12.640
     28               7.606                 10.000         -------------------------------------------------------
     29               7.547                 10.000
     30               7.914                 10.000
     31               7.663                 10.000
     32               7.687                 10.000
     33               8.248                 10.000
     34               7.716                 10.000
     35               8.590                 10.000
     36               8.599                 10.000
     37               8.886                 10.500
     38               8.603                 10.500
     39               8.602                 10.500
     40               8.886                 10.500
     41               8.955                 10.500
     42               9.419                 10.599
     43               9.116                 10.500
     44               9.114                 10.500
     45               10.088                11.424
     46               9.109                 10.500
--------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.150%, 6-Month LIBOR stays at 3.520%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                           Class 2A Available Funds Rate Schedule (1)
                                           ------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
                  Available Funds      Available Funds                        Available Funds     Available Funds
   Period            Rate (%)              Rate (%)              Period           Rate (%)           Rate (%)
--------------------------------------------------------     -----------------------------------------------------
                       (2)                   (3)                                  (2)                 (3)
      1               6.780                 6.780                47              9.141               10.821
      2               6.779                 8.500                48              8.849               10.825
      3               6.776                 8.500                49              9.126               11.500
      4               7.001                 8.500                50              8.827               11.500
      5               6.775                 8.500                51              8.823               11.500
      6               7.005                 8.500                52              9.113               11.500
      7               6.783                 8.500                53              8.815               11.500
      8               6.783                 8.500                54              9.104               11.783
      9               7.509                 8.500                55              8.806               11.500
     10               6.781                 8.500                56              8.802               11.500
     11               7.007                 8.500                57              9.740               12.598
     12               6.786                 8.500                58              8.793               11.500
     13               7.008                 8.500                59              9.082               11.965
     14               6.781                 8.500                60              8.785               11.732
     15               6.780                 8.500                61              9.073               12.115
     16               7.006                 8.500                62              8.776               12.000
     17               6.780                 8.500                63              8.772               12.000
     18               7.087                 8.500                64              9.060               12.085
     19               6.865                 8.500                65              8.763               12.000
     20               6.873                 8.500                66              9.051               12.066
     21               7.625                 8.500                67              8.755               12.000
     22               7.094                 8.500                68              8.750               12.000
     23               7.360                 8.500                69              9.683               12.896
     24               7.323                 8.500                70              8.742               12.000
     25               7.558                 9.500                71              9.028               12.016
     26               7.311                 9.500                72              8.733               12.000
     27               7.308                 9.500                73              9.019               11.996
     28               7.675                 9.500          -------------------------------------------------------
     29               7.434                 9.500
     30               7.848                 9.500
     31               7.595                 9.500
     32               7.613                 9.500
     33               8.145                 9.500
     34               7.634                 9.500
     35               8.316                 9.500
     36               8.397                 9.500
     37               8.660                 10.500
     38               8.377                 10.500
     39               8.372                 10.500
     40               8.651                 10.500
     41               8.660                 10.500
     42               9.163                 10.500
     43               8.864                 10.500
     44               8.860                 10.500
     45               9.805                 11.104
     46               8.850                 10.500
--------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.150%, 6-Month LIBOR stays at 3.520%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                  Floating Rate Subordinate Available Funds Rate Schedule (1)
                                  -----------------------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
                  Available Funds      Available Funds                        Available Funds     Available Funds
   Period            Rate (%)              Rate (%)              Period           Rate (%)           Rate (%)
--------------------------------------------------------     -----------------------------------------------------
                        (2)                    (3)                                   (2)                 (3)
      1                6.754                  6.754                47               9.282               11.058
      2                6.753                  8.500                48               8.982               11.021
      3                6.751                  8.500                49               9.270               11.500
      4                6.975                  8.500                50               8.968               11.500
      5                6.749                  8.500                51               8.964               11.500
      6                6.980                  8.500                52               9.260               11.500
      7                6.758                  8.500                53               8.958               11.500
      8                6.758                  8.500                54               9.250               12.055
      9                7.481                  8.500                55               8.946               11.659
     10                6.756                  8.500                56               8.943               11.658
     11                6.983                  8.500                57               9.897               12.899
     12                6.761                  8.500                58               8.936               11.647
     13                6.985                  8.500                59               9.230               12.282
     14                6.759                  8.500                60               8.929               12.029
     15                6.759                  8.500                61               9.223               12.424
     16                6.984                  8.500                62               8.922               12.015
     17                6.759                  8.500                63               8.918               12.007
     18                7.026                  8.500                64               9.212               12.399
     19                6.837                  8.500                65               8.911               11.991
     20                6.852                  8.500                66               9.204               12.382
     21                7.598                  8.500                67               8.904               11.974
     22                6.980                  8.500                68               8.900               11.966
     23                7.399                  8.500                69               9.849               13.239
     24                7.328                  8.500                70               8.892               11.950
     25                7.581                  9.500                71               9.185               12.339
     26                7.334                  9.500                72               8.885               11.933
     27                7.333                  9.500                73               9.177               12.322
     28                7.639                  9.500        -------------------------------------------------------
     29                7.493                  9.500
     30                7.882                  9.500
     31                7.631                  9.500
     32                7.652                  9.500
     33                8.199                  9.500
     34                7.677                  9.500
     35                8.459                  9.500
     36                8.502                  9.500
     37                8.778                 10.500
     38                8.494                 10.500
     39                8.492                 10.500
     40                8.774                 10.500
     41                8.814                 10.500
     42                9.296                 10.500
     43                8.996                 10.500
     44                8.992                 10.500
     45                9.953                 11.271
     46                8.985                 10.500
--------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.150%, 6-Month LIBOR stays at 3.520%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.